EXHIBIT 99.1
FHLBank Chicago
433 West Van Buren Street, Suite 501S
Chicago, Illinois 60607
312.565.5700 | fhlbc.com

Federal Home Loan Bank of Chicago
2024 Board of Directors Election Results
October 16, 2024

The Federal Home Loan Bank of Chicago is pleased to announce the results of the 2024 election of Federal Home Loan Bank of Chicago member and independent directors for member institutions in Illinois and Wisconsin. The directors' 4-year terms will begin on January 1, 2025, and end on December 31, 2028.

Illinois – Two Seats	
Number of Members Eligible to Vote	425
Number of Members Casting Votes	204
Total Eligible Votes	5,572,777

	Candidate(s)	**Votes**	**FHFA ID**
Elected	Dean A. Ahlers President and Chief Executive Officer, Director Sterling Federal Bank, F.S.B Sterling, Illinois	1,087,689	00073
Elected	Michelle L. Gross Executive Vice President/Chief Operating Officer, Information Systems Officer, and Director State Bank of Bement Bement, Illinois	2,788,515	55607
	Sean M. Rathjen Chief Executive Officer Consumers Credit Union Lake Forest, Illinois	487,305	55179
	Adam Steinback President and Vice Chairman Albany Bank & Trust Co. NA Chicago, Illinois	1,039,876	56458
	Total Number of Votes Cast	3,022,651	

Wisconsin – One Seat	
Number of Members Eligible to Vote	229
Number of Members Casting Votes	123
Total Eligible Votes	3,180,306

	Candidate(s)	**Votes**	**FHFA ID**
Elected	Joseph Fazio III Chairman of the Board of Directors Bristol Morgan Bank Oakfield, Wisconsin	737,601	15245

October 16, 2024 Page 2 Bradley J. Schroeder Chairman, President & Chief Executive Officer DMB Community Bank DeForest, Wisconsin 737,256 10002 Michael E. Speltz Executive Vice President and Chief Financial Officer Pillar Bank Baldwin, Wisconsin 329,930 10712 Total Number of Votes Cast 1,804,787 Independent Director - Two Seats Number of Members Eligible to Vote 654 Number of Members Casting Votes 327 Total Eligible Votes 8,753,083 Candidate(s) Votes Elected Other John W. Pietrowicz Former Chief Financial Officer of CME Group Chicago, Illinois 4,083,313 Elected Public Interest Andrea L. Zopp Managing Partner Cleveland Avenue Chicago, Illinois 3,797,130 Thank you for participating in this year's election process. Your contribution ensures sound representation on our Board of Directors for the mutual benefit of the FHLBank Chicago and its Member-stockholders. Sincerely, Laura Turnquest Laura Turnquest Executive Vice President, General Counsel & Corporate Secretary

October 16, 2024 Page 3 Federal Home Loan Bank of Chicago 2024 Independent Director Election Summary of Qualifications Public Interest Independent Director Andrea L. Zopp Managing Partner Cleveland Avenue Andrea L. Zopp is an accomplished executive, board member, and civic leader. She has served as Managing Partner at Cleveland Avenue in Chicago, Illinois since 2021. At Cleveland Avenue, Ms. Zopp leads the organization’s work investing in and supporting minority and women entrepreneurs and their companies. Ms. Zopp also currently serves as a director of Relativity, a global e-discovery, and data management software company and as a director of Intelligent Growth Solutions, a Scotland-based manufacturer of vertical farms and related technology. Ms. Zopp previously served as a director of Empowerment and Inclusion Capital Corp (NYSE: EPWR), a special purpose acquisition company from 2021 to 2022. From 2017 to 2020, Ms. Zopp was Chief Executive Officer and President of World Business Chicago, where she led an economic development organization focused on business recruitment, expansion and support and job creation. From 2016-2017, Ms. Zopp served as Deputy Mayor, Neighborhood Development and Community Engagement for the City of Chicago and from 2010-2015, she served as President and CEO of the Chicago Urban League, a 100-year-old non-profit that works for economic, educational, and social progress for African Americans. She is an experienced business leader and attorney with significant transaction, litigation, and human capital experience serving as a trusted advisor to the CEO and executive teams at three publicly traded companies. Ms. Zopp holds a BA in History of Science from Harvard College and a J.D. from Harvard Law School, and she served on the Harvard Alumni Association Board and the Board of the Chicago Chapter of the Harvard Alumni Association.